UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018

NANOPHASE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22333	36-3687863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 771-6700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03

Creation of a Direct Financial Obligation

Nanophase Technologies Corporation (“Nanophase” or the “Company”, including “we”, “our” or “us”) is party to a Business Loan Agreement (the “Master Agreement”) with Beachcorp, LLC (“Beachcorp”), which was previously disclosed in Part II, Item 5 of the Company’s Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 2018, which was filed with the Securities and Exchange Commission (the “Commission”) on November 19, 2018.

The Master Agreement relates to two loan facilities: a term loan to the Company of up to $500,000 to be disbursed in a single advance (the “Term Loan”) with a fixed annual interest rate of 8.25%, payable quarterly, accruing from the date of such advance and with principal due on December 31, 2020; and an asset-based revolving loan facility for the Company of up to $2,000,000 (the “Revolver Facility”), with floating interest at the prime rate plus 3% (8.25% minimum) per year, with a borrowing base consisting of qualified accounts receivable of the Company, and with all principal and accrued interest due March 31, 2020. The Term Loan and the Revolver Facility are each evidenced by a promissory note made by the Company and payable to the order of Beachcorp, each of which was also disclosed in Part II, Item 5 of the Company’s Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 2018, which was filed with the Commission on November 19, 2018. The Term Loan and Revolver Facility are secured by all the unencumbered assets of the Company and subordinated to the secured interest of Libertyville Bank and Trust Company, a Wintrust Community Bank (“LB&T”), under a Business Loan Agreement between the Company and LB&T dated as of March 4, 2018. The Master Agreement substantially restricts the Company’s ability to incur additional indebtedness during the terms of both the Term Loan and the Revolver Facility.

On December 3, 2018, the Company borrowed the Term Loan from Beachcorp in a principal amount of $500,000.

As of the date of this filing, the borrowed amount under both the Revolver Facility is zero dollars.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2018

NANOPHASE TECHNOLOGIES CORPORATION

By:	/s/ Jaime Escobar
Name: Jaime Escobar
Title: Chief Financial Officer